                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                             --------------------
                                  FORM 8-K
                             --------------------


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   April 3, 1997
                                                   -------------


                                LEAR CORPORATION
             (Exact name of registrant as specified in its charter)



                 Delaware                              1-11311                13-3386776
-------------------------------------------  ---------------------------  -------------------
      (State or other jurisdiction of                  (Commission            (I.R.S. Employer
      incorporation or organization)                  File Number)          Identification No.)

            21557 Telegraph Road
            Southfield, Michigan                        48086-5008
----------------------------------------------  --------------------------------
   (Address of principal executive offices)                (zip code)

                                (810) 746-1500
                 -------------------------------------------
                         (Telephone number, including
                       area code, of agent for service)

                                  No Change
                 -------------------------------------------
                       (Former name or former address,
                        if changes since last report)

ITEM 5. OTHER EVENTS.

        On April 3, 1997, Lear Corporation (the "Company") announced the following executive officer promotions effective immediately:


     Name                                          Title
     ----                                          -----
Robert E. Rossiter        President and Chief Operating Officer -- International Operations
James H. Vandenberghe     President and Chief Operating Officer -- North American Operations
Donald J. Stebbins        Senior Vice President, Chief Financial Officer and Treasurer


     Each of Messrs. Rossiter, Vandenberghe and Stebbins were previously executive officers of the Company.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        A. Financial Statements

           Not Applicable.

        B. Exhibits

           None.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LEAR CORPORATION



                                                   /s/ Joseph F. McCarthy
                                                   ----------------------------
                                                   Joseph F. McCarthy
                                                   Vice President, Secretary
                                                   and General Counsel


April 3, 1997